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PARKSTONE VARIABLE ANNUITY

Supplement dated October 1, 1997 to the Prospectus dated April 30, 1997

The Prospectus is supplemented with the following information. With respect to Contracts purchased after September 30, 1997, Security Benefit will waive the annual maintenance fee of $30. This fee will not be deducted from such Contracts at any time in the future.